                                                                   Exhibit 10.66


                    Acknowledgment and Agreement -- Release
                    ---------------------------------------

     The undersigned hereby acknowledge and agree to be bound by the terms of Sections 6.4 and 11.13 of the Purchase Agreement, dated January 16, 1999 by and among Caithness Energy, L.L.C., Caithness Acquisition Company, LLC, and CalEnergy Company, Inc., to the same extent as the Buyer named therein including, without limitation, (i) the general release, (ii) the waiver of
Section 1542 of the Civil Code of California and hereby covenant to take any and all actions and execute any further documents reasonably requested by Seller named therein to implement and enforce such Sections.

Dated May 28, 1999            COSO FINANCE PARTNERS,
                              a California general partnership

                              By:   New CLOC Company, LLC,
                                    a Delaware limited liability company,
                                    its Managing General Partner

                                    By:  /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President


                              By:   ESCA, LLC,
                                    a Delaware limited liability company,
                                    its General Partner

                                    By:  /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President


                              New CLOC Company, LLC,
                              a Delaware limited liability company

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                              ESCA, LLC,
                              a Delaware limited liability company

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President


                              COSO ENERGY DEVELOPERS,
                              a California general partnership

                              By:   New CHIP Company, LLC,
                                    a Delaware limited liability company,
                                    its Managing General Partner

                                    By:  /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President


                              By:   Caithness Coso Holdings, LLC,
                                    a Delaware limited liability company,
                                    its General Partner

                                    By:  /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President


                              New CHIP Company, LLC,
                              A Delaware limited liability company

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President


                              Caithness Coso Holdings, LLC,
                              a Delaware limited liability company

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                              COSO POWER DEVELOPERS,
                              a California general partnership

                              By:   New CTC Company, LLC,
                                    a Delaware limited liability company,
                                    its Managing General Partner

                                    By:  /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President

                              By:   Caithness Navy II Group, LLC,
                                    a Delaware limited liability company,
                                    its General Partner

                                    By:  /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President


                              New CTC Company, LLC,
                              a Delaware limited liability company

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President


                              Caithness Navy II Group, LLC,
                              a Delaware limited liability company

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                                       3